UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Annual Report
For the Year Ended
October 31, 2019

First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Annual Letter from the Chairman and CEO
October 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2019, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
One of our responsibilities as asset managers is to be good listeners. Perhaps the most effective way in which we do this continually is by paying close attention to mutual fund and exchange-traded fund (ETF) money flows. After all, investors vote with their dollars, and money flows provide valuable feedback with respect to their biases. Over the past 12 months, we have learned that investors, in general, have grown more risk-averse. For the 12-month period ended October 31, 2019, investors funneled an estimated net $359.56 billion into bond mutual funds and ETFs, while liquidating an estimated net $56.86 billion from equity mutual funds and ETFs, according to data from Morningstar. Over the same period, money market funds took in an estimated net $583.27 billion. Those figures were more balanced for the full-year 2018. Those estimated net flows were as follows: $94.42 billion (equity mutual funds & ETFs); $137.60 billion (bond mutual funds & ETFs); and $161.60 billion (money market funds).
In addition to monitoring fund flows, we watch the performance of all the asset classes. Market returns can either help validate or invalidate our interpretation of money flows. As we noted above, we believe that investors have tempered their appetite for risk, and the returns on the major sectors that comprise the S&P 500® Index back it up. For the 12-month period ended October 31, 2019, as measured by total return, the top performers were Real Estate and Utilities, up 26.72% and 23.71%, respectively, according to Bloomberg. The S&P 500® Index posted a total return of 14.33% for the period. These two sectors are defensive in nature. They also tend to distribute cash dividends that are often well above those sectors that are more cyclical in nature. The higher dividend distributions likely drew the attention of fixed-income investors dissatisfied with the current low-yield climate in the bond market, in our opinion.
The absence of a new trade deal between the U.S. and China has been a bit of a wet blanket on the global economy. Global growth projections have been trimmed over time by such organizations as the International Monetary Fund. The tariffs have been in play for 19 months and counting as of October 2019. While the lack of any significant progress in the negotiations between the U.S. and China is a concern, we believe a remedy will be found. Remember, as uncertain as things may appear in the current climate, investors with diversified investment portfolios were most likely rewarded over the past 12 months. Stay the course and stay engaged!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of October 31, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$13.99
Common Share Net Asset Value (“NAV”)	$14.91
Premium (Discount) to NAV	(6.17)%
Net Assets Applicable to Common Shares	$62,831,539
Current Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	5.15%
Current Distribution Rate on NAV(2)	4.83%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/19	5 Years Ended 10/31/19	10 Years Ended 10/31/19	Inception (5/25/05) to 10/31/19
Fund Performance(3)
NAV	5.08%	3.30%	4.72%	5.57%
Market Value	13.37%	4.43%	5.01%	4.78%
Index Performance
Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index	8.87%	2.67%	3.10%	4.05%
Portfolio Characteristics
Weighted Average Effective Duration	2.54 Years
Weighted Average Effective Maturity	5.14 Years

Asset Classification	% of Total Investments
Mortgage-Backed Securities	53.3%
U.S. Government Agency MBS	40.4
Asset-Backed Securities	1.2
Cash & Cash Equivalents	5.1
Total	100.0%
Credit Quality(4)	% of Total Fixed-Income Investments
AAA	4.6%
AA+	8.6
AA	3.1
AA-	2.1
A+	3.0
A	1.9
A-	0.4
BBB+	0.4
BBB	0.4
BBB-	0.9
BB+	0.4
BB-	0.3
B+	2.6
B	0.8
B-	0.2
CCC	1.1
CCC-	0.1
CC	4.8
Not Rated	18.8
Government	40.4
Cash & Cash Equivalents	5.1
Total	100.0%
(1)	Most recent distribution paid or declared through 10/31/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 10/31/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The ratings are by Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. Sub-investment grade ratings are those rated BB+ or lower. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government”. Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President, Portfolio Manager
Jim Snyder – Senior Vice President, Portfolio Manager
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The 12-month period ended October 31, 2019 began with volatile bond and equity markets as slowing global growth scenarios and fallout from trade war escalations began to be priced into U.S. markets. As a result, in January 2019 the Federal Reserve (the “Fed”) paused the well underway monetary policy normalization and subsequently in the spring, announced plans to abruptly end the runoff of its balance sheet. By mid-summer of 2019, the pause turned to a reversal in monetary policy, and as a result of cross currents from the ongoing China-United States trade war escalation, the Fed began to cut interest rates, with a total of three 25 basis point cuts by the end of October 2019. Additionally, the Fed once again began to reinvest its holdings of U.S. Treasuries and Agency Mortgage-Backed Securities (“Agency MBS”) and was forced to step in and provide liquidity to the overnight repo markets as funding pressures intensified due to a confluence of events in September 2019. This eventually led the Fed to announce plans to provide ongoing repo market support alongside a purchase program targeting $60 billion per month of U.S. Treasury bills to provide adequate reserves in the banking system. This aggressive change of course from the Fed had significant impacts on the U.S. Bond markets, which saw yields decline dramatically over the period, led by the 5- and 10-Year treasuries, which saw yields fall 145 basis points (“bps”). Given the outperformance by the belly of the curve, the yield curve inverted and remained as such for most of the period. With the inverted curve, faster than expected prepayments due to interest rates falling with such velocity, and heightened market volatility, Agency MBS spreads gapped wider in August with the Treasury Option Adjusted Spread (“OAS”) reaching a post-crisis wide 73 bps, before settling 15 bps wider over the year, to close at 56 bps at the end of the period.
Performance Analysis
During the 12-month period ended October 31, 2019, the Fund underperformed the the Bloomberg Barclays U.S. MBS Index (the “Index”) by 3.79%, net of fees, on a net asset value (“NAV”) basis and outperformed by 4.50% on a market price basis. Although we had increased the overall duration in the Fund throughout 2018, over the 2019 fiscal year, the Fund maintained a defensive duration in the portfolio relative to its longer benchmark. The Fund did benefit from the tactical use of treasury futures and options positions to partially offset some of the Fund’s structurally shorter duration, however the overall shorter duration maintained by the Fund over the course of the 2019 fiscal year was the key driver of NAV underperformance as U.S. bond market yields fell rather significantly, with 5-Year Treasury yields falling 145 bps over the period.
Fund and Market Outlook
After the dramatic reversal in monetary policy seen in 2019, the Fed has stated that it intends to be on hold from both additional rate cuts, and also from any near-term interest rate hikes. We believe this will keep the front end of the yield curve somewhat anchored in place while the Fed remains on hold and maintains data dependency. We believe consumer data will remain resilient and continued economic growth will persist into 2020, and as such, we do not see an imminent recession. We believe that given the strength of the economy, and the consumer, we anticipate a slightly less dovish Fed than that which the market is pricing in and expectations are for intermediate and longer maturity yields to move modestly higher over the short to intermediate term, especially as the pace of Treasury issuance increases. Measures of unemployment remain low; however, measures of inflation appear to be well contained and we do not foresee 2+% symmetric inflation, which we believe will further reinforce the Fed’s current pause. We remain positive on MBS spread valuations over the longer term and believe large steepening trends in the yield curve will prove to be catalysts for MBS spread

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2019 (Unaudited)
compression. Lastly, it is our opinion that interest rate volatility will remain elevated through year-end due to ongoing political and economic environments along with continued fallout from the trade war.
Given our outlook on the broader bond markets, we plan to continue to manage the Fund defensively versus the Index from a duration standpoint, especially after a 145 bps rally in the 5-Year Treasury yields and no near-term interest rate cut forecasted with the Fed on hold. From an asset allocation perspective, we plan to maintain our ongoing strategy of reinvesting legacy portfolio runoff into Non-Agency Residential Mortgage-Backed Securities (“RMBS”) assets allocated to the shorter end of the curve. Additionally, as portfolio runoff continues, we expect to continue to allocate to Agency MBS and certain Agency Commercial Mortgage-Backed Securities (“CMBS”) profiles. As part of the investment team’s Agency MBS strategy, a substantial portion of the agency securities have been invested in the Collateralized Mortgage Obligation (“CMO”) and interest-only sectors in an effort to increase the income, economic earnings and tradability of the portfolio. In our opinion, this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We are also looking to tactically invest in the intermediate to longer segments of the treasury futures markets to better position the portfolio for the reversal of the monetary policy cycle and to partially offset the generally short maturity sensitivity of the portfolio. We will continue to deploy appropriate yield curve management strategies consistent with our market outlook.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 52.9%
	Collateralized Mortgage Obligations – 50.0%
	Accredited Mortgage Loan Trust
$287,412	Series 2003-2, Class A1	4.98%	10/01/33	$302,123
	ACE Securities Corp. Home Equity Loan Trust
825,887	Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR + 0.22% (a)	2.04%	12/25/36	411,527
	Asset Backed Securities Corp Home Equity Loan Trust
195,585	Series 2005-HE4, Class M4, 1 Mo. LIBOR + 0.95% (a)	2.77%	05/25/35	196,807
	Banc of America Funding Corp.
42,245	Series 2008-R2, Class 1A4 (b)	6.00%	09/01/37	42,837
	Banc of America Mortgage Trust
49,783	Series 2002-L, Class 1A1 (c)	3.11%	12/01/32	41,894
157,782	Series 2005-A, Class 2A1 (c)	4.46%	02/01/35	161,162
	Chase Mortgage Finance Trust
124,806	Series 2007-A1, Class 1A3 (c)	4.70%	02/01/37	129,031
	Citigroup Mortgage Loan Trust
210,666	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (a)	3.84%	09/01/35	218,344
44,111	Series 2009-10, Class 1A1 (b) (c)	4.32%	09/01/33	45,387
527,039	Series 2012-7, Class 10A2 (b) (c)	4.71%	09/01/36	541,628
	COLT Mortgage Loan Trust
140,729	Series 2018-1, Class A1 (b)	2.93%	02/01/48	141,185
	Countrywide Home Loan Mortgage Pass-Through Trust
292,832	Series 2003-46, Class 2A1 (c)	4.00%	01/01/34	295,983
93,298	Series 2005-HYB3, Class 2A6B (c)	4.15%	06/01/35	96,455
242,671	Series 2006-21, Class A8	5.75%	02/01/37	206,715
409,362	Series 2006-HYB5, Class 3A1A (c)	4.20%	09/01/36	360,256
	Credit Suisse First Boston Mortgage Securities Corp.
342,351	Series 2004-AR2, Class 1A1 (c)	4.08%	03/01/34	351,502
175,091	Series 2004-AR8, Class 6A1 (c)	4.26%	09/01/34	179,148
110,715	Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (a)	2.12%	07/25/35	107,353
	Credit Suisse Mortgage Trust
13,949	Series 2011-12R, Class 3A1 (b) (c)	4.11%	07/27/36	14,030
45,539	Series 2014-11R, Class 9A1, 1 Mo. LIBOR + 0.14% (a) (b)	2.16%	10/27/36	45,557
391,248	Series 2017-FHA1, Class A1 (b) (c)	3.25%	04/01/47	395,055
	Deutsche ALT-A Securities, Inc., Mortgage Loan Trust
2,734	Series 2003-3, Class 3A1	5.00%	10/25/33	2,733
	DSLA Mortgage Loan Trust
522,315	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (a)	2.59%	07/19/44	536,749
647,438	Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR + 0.14% (a)	1.99%	04/19/47	632,181
	Galton Funding Mortgage Trust
309,796	Series 2018-2, Class A41 (b)	4.50%	10/01/58	318,095
	GSR Mortgage Loan Trust
8,978	Series 2003-10, Class 1A12 (c)	4.65%	10/01/33	9,198
177,724	Series 2005-AR1, Class 4A1 (c)	3.57%	01/01/35	178,355
	Harborview Mortgage Loan Trust
356,450	Series 2004-6, Class 3A1 (c)	4.52%	08/01/34	360,980
	Home Equity Asset Trust
36,731	Series 2005-3, Class M4, 1 Mo. LIBOR + 0.64% (a)	2.46%	08/25/35	37,061
508,003	Series 2005-9, Class M1, 1 Mo. LIBOR + 0.41% (a)	2.23%	04/25/36	508,795
	Impac CMB Trust
180,801	Series 2004-6, Class 1A2, 1 Mo. LIBOR + 0.78% (a)	2.60%	10/25/34	181,518
	IXIS Real Estate Capital Trust
1,086,520	Series 2007-HE1, Class A3, 1 Mo. LIBOR + 0.16% (a)	1.98%	05/25/37	379,396
	JP Morgan Mortgage Trust
797,803	Series 2005-ALT1, Class 4A1 (c)	4.45%	10/01/35	752,663
630,126	Series 2006-A2, Class 4A1 (c)	4.71%	08/01/34	663,829
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	JP Morgan Mortgage Trust (Continued)
$142,905	Series 2006-A2, Class 5A3 (c)	4.38%	11/01/33	$149,191
90,155	Series 2014-2, Class 1A1 (b)	3.00%	06/01/29	91,859
	MASTR Adjustable Rate Mortgages Trust
35,127	Series 2004-13, Class 3A7B, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00% (a)	3.74%	11/01/34	36,176
	MASTR Alternative Loan Trust
3,587,347	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (a)	2.17%	03/25/36	561,162
	MASTR Asset Backed Securities Trust
784,627	Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (a)	1.98%	11/25/36	552,193
1,247,185	Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.11% (a)	1.93%	08/25/36	651,782
569,280	Series 2006-NC2, Class A5, 1 Mo. LIBOR + 0.24% (a)	2.06%	08/25/36	306,738
	MASTR Asset Securitization Trust
13,055	Series 2003-11, Class 5A2	5.25%	12/01/23	13,059
52,382	Series 2003-11, Class 6A16	5.25%	12/01/33	53,545
	Mellon Residential Funding Corp. Mortgage Pass-Through Trust
258,096	Series 2001-TBC1, Class A1, 1 Mo. LIBOR + 0.70% (a)	2.61%	11/15/31	262,203
260,469	Series 2002-TBC2, Class A, 1 Mo. LIBOR + 0.86% (a)	2.77%	08/15/32	258,328
	Meritage Mortgage Loan Trust
2,469	Series 2004-2, Class M3, 1 Mo. LIBOR + 0.98% (a)	2.80%	01/25/35	2,394
	Mill City Mortgage Trust
314,000	Series 2017-2, Class M2 (b)	3.25%	07/01/59	323,052
	Morgan Stanley Mortgage Loan Trust
400,949	Series 2004-7AR, Class 2A6 (c)	4.42%	09/01/34	416,890
	MortgageIT Trust
227,294	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (a)	3.68%	05/01/35	234,366
	New Residential Mortgage Loan Trust
496,832	Series 2014-2A, Class A2 (b)	3.75%	05/01/54	507,298
588,677	Series 2016-1A, Class A1 (b)	3.75%	03/01/56	613,383
462,266	Series 2016-3A, Class A1 (b)	3.75%	09/01/56	482,207
	Nomura Asset Acceptance Corporation
822,498	Series 2004-AR4, Class M1, 1 Mo. LIBOR + 1.10% (a)	2.92%	12/25/34	841,274
	Nomura Resecuritization Trust
1,205,515	Series 2015-6R, Class 2A4 (b) (c)	6.12%	01/02/37	1,002,293
	Oakwood Mortgage Investors, Inc.
183,009	Series 2001-B, Class A2, 1 Mo. LIBOR + 0.38% (a) (b)	2.29%	08/15/30	182,473
	Provident Funding Mortgage Loan Trust
59,345	Series 2004-1, Class 1A1 (c)	4.84%	04/01/34	60,039
85,726	Series 2005-1, Class 1A1 (c)	4.42%	05/01/35	88,021
	Residential Accredit Loans, Inc.
128,972	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.27% (a)	2.09%	02/25/46	98,936
1,372,046	Series 2006-QS6, Class 1AV, IO (c)	0.76%	06/01/36	36,176
	Residential Asset Securitization Trust
29,637	Series 2004-A3, Class A7	5.25%	06/01/34	30,987
	Saxon Asset Securities Trust
836,101	Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (a)	2.12%	05/25/47	699,862
	Seasoned Credit Risk Transfer Trust
1,315,000	Series 2017-2, Class M1 (b)	4.00%	08/01/56	1,323,959
	Sequoia Mortgage Trust
755,735	Series 2017-CH2, Class A10 (b)	4.00%	12/01/47	763,755
209,742	Series 2018-CH2, Class A12 (b)	4.00%	06/01/48	212,445
	Structured Adjustable Rate Mortgage Loan Trust
254,081	Series 2004-2, Class 4A2 (c)	4.11%	03/01/34	259,952

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
$47,498	Series 2001-SB1, Class A2	3.38%	08/01/31	$47,064
	Thornburg Mortgage Securities Trust
237,287	Series 2003-4, Class A1, 1 Mo. LIBOR + 0.64% (a)	2.46%	09/25/43	241,874
	Towd Point Mortgage Trust
775,065	Series 2015-1, Class AES (b)	3.00%	10/01/53	778,509
1,117,618	Series 2015-2, Class 2A1 (b)	3.75%	11/01/57	1,129,722
885,214	Series 2015-3, Class A1B (b)	3.00%	03/01/54	891,362
79,763	Series 2015-6, Class A1 (b)	3.50%	04/01/55	81,348
846,417	Series 2016-1, Class A3B (b)	3.00%	02/01/55	848,802
188,841	Series 2016-4, Class A1 (b)	2.25%	07/01/56	188,977
647,951	Series 2017-3, Class A3 (b) (c)	2.78%	07/01/57	656,139
	Wachovia Mortgage Loan Trust, LLC
161,339	Series 2006-A, Class 3A1 (c)	4.71%	05/01/36	162,388
	WaMu Mortgage Pass-Through Certificates
182,771	Series 2003-AR5, Class A7 (c)	4.68%	06/01/33	189,914
290,825	Series 2004-AR1, Class A (c)	4.85%	03/01/34	300,001
368,675	Series 2004-AR10, Class A1B, 1 Mo. LIBOR + 0.42% (a)	2.24%	07/25/44	369,304
297,727	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (a)	2.54%	11/25/34	305,191
50,717	Series 2004-AR3, Class A2 (c)	4.50%	06/01/34	52,524
420,019	Series 2005-AR1, Class A1A, 1 Mo. LIBOR + 0.64% (a)	2.46%	01/25/45	421,050
564,028	Series 2005-AR11, Class A1A, 1 Mo. LIBOR + 0.32% (a)	2.14%	08/25/45	566,832
602,061	Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR + 0.46% (a)	2.28%	04/25/45	602,392
220,984	Series 2005-AR9, Class A1A, 1 Mo. LIBOR + 0.64% (a)	2.46%	07/25/45	220,918
382,627	Series 2006-AR2, Class 1A1 (c)	4.25%	03/01/36	376,883
	Washington Mutual Alternative Mortgage Pass-Through Certificates
21,178	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (d)	28.54%	06/25/37	42,503
	Washington Mutual MSC Mortgage Pass-Through Certificates
293,884	Series 2004-RA1, Class 2A	7.00%	03/01/34	317,207
	Wells Fargo Mortgage Backed Securities Trust
185,955	Series 2003-H, Class A1 (c)	4.77%	09/01/33	192,404
268,727	Series 2004-A, Class A1 (c)	4.97%	02/01/34	282,080
36,704	Series 2004-EE, Class 3A1 (c)	4.66%	12/01/34	38,270
501,448	Series 2004-R, Class 1A1 (c)	4.74%	09/01/34	521,845
104,143	Series 2004-S, Class A1 (c)	4.89%	09/01/34	108,914
122,976	Series 2005-AR10, Class 2A17 (c)	4.93%	06/01/35	129,193
160,509	Series 2005-AR16, Class 1A1 (c)	4.95%	08/01/33	162,190
183,603	Series 2005-AR3, Class 2A1 (c)	4.84%	03/01/35	190,784
178,450	Series 2005-AR8, Class 1A1 (c)	4.96%	06/01/35	180,705
57,264	Series 2007-16, Class 1A1	6.00%	12/04/37	57,526
	WinWater Mortgage Loan Trust
442,282	Series 2015-3, Class B1 (b) (c)	3.90%	03/01/45	465,065
334,664	Series 2015-5, Class A5 (b)	3.50%	08/01/45	338,923
				31,420,333
	Commercial Mortgage-Backed Securities – 2.9%
	Hudsons Bay Simon JV Trust
510,000	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.90% (a) (b)	5.97%	08/05/34	511,103
	Morgan Stanley Capital I Trust
1,000,000	Series 2017-CLS, Class D, 1 Mo. LIBOR + 1.40% (a) (b)	3.31%	11/15/34	1,002,659
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	UBS-Barclays Commercial Mortgage Trust
$13,508,328	Series 2013-C5, Class XA, IO (b) (c)	0.95%	03/01/46	$346,488
				1,860,250
	Total Mortgage-Backed Securities			33,280,583
	(Cost $33,395,116)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 40.2%
	Collateralized Mortgage Obligations – 28.6%
	Federal Home Loan Mortgage Corp.
1,417	Series 1007, Class H, 1 Mo. LIBOR x -1.35 + 20.88% (d)	18.29%	10/15/20	1,474
19,564	Series 1394, Class ID, Cost of Funds 11th District of San Fransisco x -4.67 + 44.56%, Capped at 9.57% (d)	9.57%	10/15/22	21,367
20,296	Series 2303, Class SW, Cost of Funds 11th District of San Fransisco x -15.87 + 121.11%, Capped at 10.00% (d)	10.00%	03/01/24	2,994
72,306	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (d)	21.45%	07/15/31	107,646
284,313	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (d)	6.50%	03/01/32	51,736
631,076	Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 + 7.45% (d)	5.53%	11/15/33	102,231
725,493	Series 2973, Class SX, IO, 1 Mo. LIBOR x -1 + 6.60%, Capped at 1.60% (d)	1.60%	05/15/35	3,161
1,495,606	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (d)	4.73%	05/15/35	226,249
304,203	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (d)	16.10%	06/15/35	521,492
226,587	Series 3108, Class QZ	6.00%	02/01/36	333,096
13,874	Series 3195, Class SX, 1 Mo. LIBOR x -6.5 + 46.15% (d)	33.66%	07/15/36	48,994
308,525	Series 3210, Class ZA	6.00%	09/01/36	401,235
152,257	Series 3410, Class HC	5.50%	02/01/38	170,345
107,693	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (d)	4.11%	05/15/38	11,853
506,455	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (d)	4.16%	12/15/36	80,655
345,390	Series 3784, Class BI, IO	3.50%	01/01/21	5,041
250,000	Series 3797, Class KB	4.50%	01/01/41	291,491
88,139	Series 3898, Class NI, IO	5.00%	07/01/40	985
621,075	Series 3985, Class GI, IO	3.00%	10/01/26	25,690
53,209	Series 4021, Class IP, IO	3.00%	03/01/27	3,301
777,073	Series 4057, Class YI, IO	3.00%	06/01/27	58,677
1,475,101	Series 4082, Class PI, IO	3.00%	06/01/27	107,559
894,445	Series 4206, Class IA, IO	3.00%	03/01/33	99,119
477,081	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (d)	4.00%	10/15/42	489,086
5,586,270	Series 4619, Class IB, IO	4.00%	12/01/47	330,547
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
50,535	Series T-56, Class APO	(e)	05/01/43	46,767
	Federal Home Loan Mortgage Corp., STRIPS
82,586	Series 177, IO	7.00%	06/17/26	12,083
677,354	Series 243, Class 2, IO	5.00%	11/01/35	113,336
4,610,165	Series 303, Class C17, IO	3.50%	01/01/43	694,244
	Federal National Mortgage Association
77,449	Series 1996-46, Class ZA	7.50%	11/01/26	86,208
301,376	Series 1997-85, Class M, IO	6.50%	12/01/27	28,779
50,308	Series 2002-80, Class IO, IO	6.00%	09/01/32	6,909
94,031	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (d)	6.18%	03/25/33	15,123
118,634	Series 2003-44, Class IU, IO	7.00%	06/01/33	27,396
697,173	Series 2003-62, Class PO	(e)	07/01/33	636,145
616,577	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (d)	5.28%	07/25/34	86,985
18,114	Series 2004-74, Class SW, 1 Mo. LIBOR x -2 + 15.50% (d)	11.75%	11/25/31	24,112

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$432,155	Series 2004-W10, Class A6	5.75%	08/01/34	$482,101
273,214	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (d)	21.31%	01/25/36	482,748
29,676	Series 2005-59 SU, 1 Mo. LIBOR x -5 + 25.50% (d)	16.39%	06/25/35	45,362
107,047	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (d)	4.88%	02/25/35	19,508
408,572	Series 2005-74, Class NZ	6.00%	09/01/35	533,377
222,078	Series 2006-105, Class ZA	6.00%	11/01/36	303,223
718,590	Series 2006-5, Class 3A2, 1 Mo. LIBOR + 2.08% (a)	4.40%	05/01/35	756,366
68,687	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (d)	4.63%	10/25/37	11,758
233,651	Series 2007-30, Class ZM	4.25%	04/01/37	274,472
318,345	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (d)	4.93%	05/25/37	65,390
294,177	Series 2008-17, Class BE	5.50%	10/01/37	363,294
182,000	Series 2008-2, Class PH	5.50%	02/01/38	224,414
469,000	Series 2009-28, Class HX	5.00%	05/01/39	579,903
183,374	Series 2009-37, Class NZ	5.71%	02/01/37	239,411
1,447,862	Series 2010-103, Class ID, IO	5.00%	09/01/40	311,926
87,738	Series 2010-104, Class CI, IO	4.00%	09/01/20	648
49,382	Series 2010-145, Class TI, IO	3.50%	12/01/20	500
86,686	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (d)	14.84%	09/01/40	146,164
33,450	Series 2011-5, Class IK, IO	8.00%	02/01/21	908
825,000	Series 2011-52, Class LB	5.50%	06/01/41	945,638
745,139	Series 2011-66, Class QI, IO	3.50%	07/01/21	16,362
2,106,811	Series 2011-81, Class PI, IO	3.50%	08/01/26	128,813
120,812	Series 2012-111, Class B	7.00%	10/01/42	140,754
1,671,837	Series 2012-112, Class BI, IO	3.00%	09/01/31	114,891
1,895,301	Series 2012-125, Class MI, IO	3.50%	11/01/42	241,922
23,328	Series 2012-74, Class OA	(e)	03/01/42	21,476
23,328	Series 2012-75, Class AO	(e)	03/01/42	21,476
149,284	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (d)	5.25%	01/01/44	171,897
581,160	Series 2013-28, Class AQ	2.00%	07/01/38	578,766
1,771,133	Series 2013-32, Class IG, IO	3.50%	04/01/33	205,484
450,688	Series 2013-51, Class PI, IO	3.00%	11/01/32	39,965
3,160,681	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (d)	4.33%	04/25/45	566,135
1,167,207	Series 2015-76, Class BI, IO	4.00%	10/01/39	97,580
3,350,132	Series 2015-97, Class AI, IO	4.00%	09/01/41	299,282
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	54,309
	Federal National Mortgage Association, STRIPS
56,308	Series 305, Class 12, IO (f)	6.50%	12/01/29	9,594
64,052	Series 355, Class 18, IO	7.50%	11/01/33	14,964
2,267,098	Series 387, Class 10, IO	6.00%	04/01/38	406,122
1,369,806	Series 406, Class 6, IO (f)	4.00%	01/01/41	196,166
	Government National Mortgage Association
195,423	Series 2004-95, Class QZ	4.50%	11/01/34	216,462
256,729	Series 2005-33, Class AY	5.50%	04/01/35	284,748
104,157	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (d)	11.82%	06/17/35	127,459
356,400	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (d)	4.45%	09/20/35	74,472
41,880	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (d)	63.10%	06/20/36	129,013
562,155	Series 2007-14, Class PB	5.40%	03/01/37	614,874
89,888	Series 2007-50, Class AI, IO, 1 Mo. LIBOR x -1 + 6.78% (d)	4.93%	08/20/37	18,182
299,534	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (d)	4.80%	11/20/37	42,194
100,000	Series 2008-2, Class HB	5.50%	01/01/38	119,911
279,000	Series 2008-32, Class JD	5.50%	04/01/38	344,632
252,261	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (d)	4.89%	08/20/38	32,663
627,830	Series 2009-100, Class SL, IO, 1 Mo. LIBOR x -1 + 6.50% (d)	4.61%	05/16/39	25,372
208,684	Series 2009-12, Class IE, IO	5.50%	03/01/39	37,440
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$39,071	Series 2009-65, Class NJ, IO	5.50%	07/01/39	$1,342
129,638	Series 2009-79, Class PZ	6.00%	09/01/39	171,428
715,000	Series 2010-61, Class KE	5.00%	05/01/40	883,595
156,872	Series 2011-131, Class EI, IO	4.50%	08/01/39	2,145
452,626	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (d)	4.26%	07/16/43	81,105
71,844	Series 2016-139, Class MZ	1.50%	07/01/45	60,481
143,337	Series 2017-4, Class CZ	3.00%	01/01/47	151,329
110,019	Series 2017-H18, Class DZ (f)	4.59%	09/01/67	137,739
				17,943,766
	Commercial Mortgage-Backed Securities – 4.3%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
19,970,910	Series K087, Class X1, IO (c)	0.36%	12/01/28	621,834
	Government National Mortgage Association
218,000	Series 2013-57, Class D (f)	2.35%	06/01/46	213,955
5,131,210	Series 2016-11, Class IO (f)	0.88%	01/01/56	309,824
8,294,776	Series 2016-143, Class IO	0.96%	10/01/56	650,634
11,772,571	Series 2016-166, Class IO (f)	1.09%	04/01/58	939,372
				2,735,619
	Pass-through Security – 7.3%
	Federal Home Loan Mortgage Corp.
174,649	Pool A94738	4.50%	11/01/40	183,846
530,349	Pool K36017	5.00%	09/01/47	558,880
929,142	Pool U99176	4.00%	12/01/47	992,043
	Federal National Mortgage Association
6,084	Pool 535919	6.50%	05/01/21	6,777
757,146	Pool 831145	6.00%	12/01/35	870,291
643,996	Pool 843971	6.00%	11/01/35	737,056
1,158,143	Pool AB5688	3.50%	07/01/37	1,214,365
				4,563,258
	Total U.S. Government Agency Mortgage-Backed Securities			25,242,643
	(Cost $25,828,663)
ASSET-BACKED SECURITIES – 1.2%
	Green Tree Financial Corp.
48,059	Series 1998-4, Class A7	6.87%	04/01/30	50,233
	Mid-State Capital Corp. Trust
304,531	Series 2004-1, Class M1	6.50%	08/01/37	330,312
331,609	Series 2005-1, Class A	5.75%	01/01/40	362,886
	Total Asset-Backed Securities			743,431
	(Cost $687,774)

Total Investments – 94.3%	59,266,657
(Cost $59,911,553) (g)

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2019
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS PURCHASED – 0.1%
10	U.S. Treasury Long Term Bond Futures	$160,190	$158.00	Jan 2020	$35,156
	(Cost $19,262)

Net Other Assets and Liabilities – 5.6%	3,529,726
Net Assets – 100.0%	$62,831,539
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 5-Year Notes	Long	2	Dec 2019	$ 238,406	$(1,000)
U.S. Treasury CME Ultra Long Term Bond Futures	Long	5	Dec 2019	948,750	26,656
Total Futures Contracts				$1,187,156	$25,656

(a)	Floating or variable rate security.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2019, securities noted as such amounted to $14,285,595 or 22.7% of net assets.
(c)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(d)	Inverse floating rate security.
(e)	Zero coupon security.
(f)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(g)	Aggregate cost for federal income tax purposes was $60,845,622. As of October 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,449,746 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,967,899. The net unrealized depreciation was $1,518,153. The amounts presented are inclusive of derivative contracts.

IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$ 33,280,583	$ —	$ 33,280,583	$ —
U.S. Government Agency Mortgage-Backed Securities	25,242,643	—	25,242,643	—
Asset-Backed Securities	743,431	—	743,431	—
Total Investments	59,266,657	—	59,266,657	—
Call Options Purchased	35,156	35,156	—	—
Futures Contracts	26,656	26,656	—	—
Total	$ 59,328,469	$ 61,812	$ 59,266,657	$—
LIABILITIES TABLE
	Total Value at 10/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (1,000)	$ (1,000)	$ —	$ —

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
October 31, 2019
ASSETS:
Investments, at value (Cost $59,911,553)	$ 59,266,657
Cash	3,174,527
Restricted Cash	171,469
Options purchased, at value	35,156
Receivables:
Interest	310,207
Variation margin	28,666
Prepaid expenses	6,695
Total Assets	62,993,377
LIABILITIES:
Payables:
Audit and tax fees	67,605
Investment advisory fees	45,309
Administrative fees	18,570
Shareholder reporting fees	6,624
Transfer agent fees	6,226
Trustees’ fees and expenses	5,432
Custodian fees	5,305
Legal fees	4,199
Financial reporting fees	771
Other liabilities	1,797
Total Liabilities	161,838
NET ASSETS	$62,831,539
NET ASSETS consist of:
Paid-in capital	$ 66,607,906
Par value	42,131
Accumulated distributable earnings (loss)	(3,818,498)
NET ASSETS	$62,831,539
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.91
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115
Premiums paid on options purchased	$19,262
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Year Ended October 31, 2019
INVESTMENT INCOME:
Interest	$ 2,283,773
Total investment income	2,283,773
EXPENSES:
Investment advisory fees	535,334
Audit and tax fees	79,811
Administrative fees	72,042
Transfer agent fees	36,241
Shareholder reporting fees	27,112
Custodian fees	21,665
Listing expense	21,283
Trustees’ fees and expenses	16,221
Financial reporting fees	9,250
Legal fees	5,333
Other	14,665
Total expenses	838,957
NET INVESTMENT INCOME (LOSS)	1,444,816
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	36,649
Futures	96,774
Purchased options	5,816
Net realized gain (loss)	139,239
Net change in unrealized appreciation (depreciation) on:
Investments	1,185,171
Futures	33,219
Purchased options	15,894
Net change in unrealized appreciation (depreciation)	1,234,284
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,373,523
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,818,339

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Year Ended 10/31/2019	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 1,444,816	$ 1,887,154
Net realized gain (loss)	139,239	(229,462)
Net change in unrealized appreciation (depreciation)	1,234,284	(647,350)
Net increase (decrease) in net assets resulting from operations	2,818,339	1,010,342
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,109,890)	(1,767,839)
Return of capital	(923,552)	(1,391,998)
Total distributions to shareholders	(3,033,442)	(3,159,837)
Total increase (decrease) in net assets	(215,103)	(2,149,495)
NET ASSETS:
Beginning of period	63,046,642	65,196,137
End of period	$ 62,831,539	$ 63,046,642
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2019	2018	2017	2016 (a)	2015
Net asset value, beginning of period	$ 14.96	$ 15.47	$ 15.53	$ 16.05	$ 17.02
Income from investment operations:
Net investment income (loss)	0.34	0.45	0.18	(0.02)	1.02
Net realized and unrealized gain (loss)	0.33	(0.21)	0.54	0.41	(0.97)
Total from investment operations	0.67	0.24	0.72	0.39	0.05
Distributions paid to shareholders from:
Net investment income	(0.50)	(0.42)	(0.46)	(0.54)	(0.47)
Return of capital	(0.22)	(0.33)	(0.32)	(0.37)	(0.55)
Total distributions paid to Common Shareholders	(0.72)	(0.75)	(0.78)	(0.91)	(1.02)
Net asset value, end of period	$14.91	$14.96	$15.47	$15.53	$16.05
Market value, end of period	$13.99	$13.01	$14.39	$14.00	$14.58
Total return based on net asset value (b)	5.08%	2.13%	5.25%	3.05%	1.06%
Total return based on market value (b)	13.37%	(4.52)%	8.60%	2.26%	3.34%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 62,832	$ 63,047	$ 65,196	$ 65,437	$ 67,639
Ratio of total expenses to average net assets	1.33%	1.59%	1.25%	1.47%	1.55%
Ratio of total expenses to average net assets excluding interest expense	1.33%	1.59%	1.25%	1.43%	1.51%
Ratio of net investment income (loss) to average net assets	2.29%	2.95%	1.12%	(0.11)%	6.18%
Portfolio turnover rate	69%	30%	27%	49%	46%

(a)	Effective September 19, 2016, the portfolio management of the Fund transitioned to the Securitized Products Group of First Trust, formerly known as First Trust Mortgage Securities Team. Schroder Investment Management North America Inc. acquired the portfolio management team of Brookfield Investment Management Inc. (“Brookfield”), previously responsible for the portfolio management of the Fund, resulting in the automatic termination of the investment sub-advisory agreement among Brookfield, First Trust and the Fund. In connection with the change in portfolio management, First Trust agreed to lower the investment management fee payable by the Fund to a rate of 0.85% of the Fund’s managed assets, a decrease from the Fund’s previous investment management fee of 1.00% of the Fund’s managed assets.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
October 31, 2019
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2019
has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2019
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2019, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative References Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”).
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates of any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Fund cannot yet be determined.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2019
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $171,469 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
D. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
E. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
F. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2019, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $89,675 and a decrease in accumulated net realized gain (loss) of $89,675. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$2,109,890	$1,767,839
Capital gains	—	—
Return of capital	923,552	1,391,998

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2019
As of October 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(2,300,345)
Net unrealized appreciation (depreciation)	(1,518,153)
Total accumulated earnings (losses)	(3,818,498)
Other	—
Paid-in capital	66,650,037
Total net assets	$62,831,539
H. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2019, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2019, the Fund had post-enactment net capital losses for federal income tax purposes of $2,300,345 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2019, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of October 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
I. Expenses
The Fund will pay all expenses directly related to its operations.
J. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2019
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2019, were $33,930,501 and $8,882,234, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2019, were $32,061,839 and $13,347,276, respectively.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2019
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 26,656	Unrealized depreciation on futures contracts*	$ 1,000
Options	Interest Rate Risk	Options contracts purchased, at value	35,156	Options contracts written, at value	—
* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$96,774
Net realized gain (loss) on purchased options	5,816
Net change in unrealized appreciation (depreciation) on futures	33,219
Net change in unrealized appreciation (depreciation) on purchased options	15,894
During the fiscal year ended October 31, 2019, the notional value of futures contracts opened and closed were $8,899,421 and $9,000,718, respectively.
During the fiscal year ended October 31, 2019, the premiums for purchased options contracts opened were $28,737, and the premiums for purchased options contracts closed, exercised and expired were $9,475.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Mortgage Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 20, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Mortgage Income Fund (FMY)
October 31, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

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October 31, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2019, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the period ended October 31, 2019, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 11, 2019, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 3,816,599, the number of votes against was 153,157 and the number of broker non-votes was 243,359. The number of votes cast in favor of Mr. Nielson was 3,816,599, the number of votes against was 153,157 and the number of broker non-votes was 243,359. Robert F. Keith, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer of one or more securities in the Fund’s portfolio will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result

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October 31, 2019 (Unaudited)
from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial institutions use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of

Additional Information (Continued)
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October 31, 2019 (Unaudited)
greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency. In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Valuation Risk. The valuation of mortgage-backed securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Mortgage Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2019 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Mortgage Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Mortgage Securities Team and noted the Board’s prior meetings with members of the team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Mortgage Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was above the median advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2019 (Unaudited)
The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2018 to the performance of funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one and five year periods ended December 31, 2018 but underperformed the Performance Universe median for the three and ten year periods ended December 31, 2018. The Board also noted that the Fund outperformed the benchmark index for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board also received information on the Fund’s annual distribution rate as of December 31, 2018 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Mortgage Income Fund (FMY)
October 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term• Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term• Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term• Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Mortgage Income Fund (FMY)
October 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for the fiscal year ended October 31, 2018 and $45,000 for the fiscal year ended October 31, 2019.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

(c)	Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $21,700 for the fiscal year ended October 31, 2018 and $19,560 for the fiscal year ended October 31, 2019. These fees were for tax return preparation and review.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

(d)	All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant’s fiscal year ended October 31, 2018 were $21,700 for the Registrant and $48,190 for the Registrant’s investment adviser and for the Registrant’s fiscal year ended October 31, 2019 were $19,560 for the Registrant and $28,500 for the Registrant’s investment adviser.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of October 31, 2019.

The Securitized Products Group of First Trust Advisors L.P. is responsible for the day–to-day management of the registrant’s portfolio. The Securitized Products group is led by Jim Snyder and Jeremiah Charles and was previously known as the Mortgage Securities Team.

Jim Snyder. Mr. Snyder is a Portfolio Manager for the First Trust Securitized Products Group. Prior to joining First Trust in 2013, Mr. Snyder worked as a Senior Portfolio Manager at Fort Sheridan Advisors where he managed mortgage portfolios for institutional clients. Mr. Snyder has led several mortgage trading and portfolio groups at Deerfield Capital, Spyglass Capital & Trading and American Express Financial Advisors. Mr. Snyder managed AXP Federal Income Fund and developed mortgage trading strategies for Spyglass Capital and Deerfield’s Mortgage REIT and Opportunity Fund. Mr. Snyder holds a B.S. and M.A. in Economics from DePaul University and an MBA from University of Chicago Booth School of Business.

Jeremiah Charles. Mr. Charles is a Portfolio Manager for the First Trust Securitized Products Group. Prior to joining First Trust in 2013, Mr. Charles worked as a Vice President of Mortgage Product Sales for CRT Capital where he advised pension funds, hedge funds, and institutional money managers. Before joining CRT in 2011, Mr. Charles spent 6 years with Deerfield Capital Management LLC as a Senior Vice President and Senior Portfolio Manager for the Mortgage Trading team. He began his professional career as an Analyst at Piper Jaffray. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado, and a M.S. in Real Estate Finance with Honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2019.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Jeremiah Charles	Registered Investment Companies:	5	$4,640,948,073	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

2. James Snyder	Registered Investment Companies:	5	$4,640,948,073	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

Portfolio Manager Material Conflicts of Interest

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Securitized Products Group adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(3)	Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of October 31, 2019.

The compensation structure for the Securitized Products Group of First Trust is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual’s position and overall value to the firm. The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s overall contribution to the success of the firm and the profitability of the firm; however, assets under management may be a factor in determining bonus pool size for certain portfolio manager groups. Salaries and bonuses are not based on fund performance.

(4)	Disclosure of Securities Ownership

Information provided as of October 31, 2019.

Name	Dollar Range of Fund Shares Beneficially Owned

Jeremiah Charles	$0
James Snyder	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)	(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)	(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)	(3) Not applicable.
(a)	(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	January 2, 2020

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	January 2, 2020

* Print the name and title of each signing officer under his or her signature.